                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           WORLDQUEST NETWORKS, INC.
               (Name of Registrant as Specified in Its Charter)


   ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11


     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------

     (5) Total Fee paid:


     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:


     -------------------------------------------------------------------------

     (3) Filing party:


     -------------------------------------------------------------------------

     (4) Date filed:


     -------------------------------------------------------------------------

                           WORLDQUEST NETWORKS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WorldQuest Networks, Inc. (the "Company") will be held on Monday, May 8, 2000, at 9:00 a.m., local time, at the DoubleTree Hotel - Lincoln Center located at 5410 LBJ Freeway, Dallas, Texas 75240, for the following purposes:

          (1) To elect five members of the Board of Directors to serve until the 2001 annual meeting of stockholders or until their respective successors are duly elected and qualified; and

          (2) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock of the Company at the close of business on April 11, 2000 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248.


                                             By order of the Board of Directors

                                             Michael R. Lanham
                                             Secretary

April 13, 2000

                             ____________________

     You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                           WORLDQUEST NETWORKS, INC.

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF STOCKHOLDERS

                                  May 8, 2000

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of WorldQuest Networks, Inc. The proxies solicited in connection with this proxy statement will be used at our annual meeting of stockholders to be held on Monday, May 8, 2000 at 9:00 a.m., local time, at the DoubleTree Hotel-Lincoln Center located at 5410 LBJ Freeway, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or our Secretary at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed form of proxy are being mailed on or about April 13, 2000.

     Our principal executive office is located at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248, and our telephone number is (972) 818-0460.

     At the close of business on April 11, 2000, (the "Record Date"), we had outstanding and entitled to vote 6,359,199 shares of common stock, $.01 par value. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the annual meeting.

     The Annual Report to Stockholders for the year ended December 31, 1999, including financial statements, is enclosed with this proxy statement.


                           MATTERS TO BE ACTED UPON

     As of the date of this proxy statement, the Board of Directors knows of no matters other than the election of directors which are likely to be presented for consideration at the annual meeting. No other matter was timely delivered to us in accordance with our Bylaws for consideration at the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by us prior to the meeting.


                             ELECTION OF DIRECTORS


     At the meeting, five directors are to be elected to hold office until the 2001 annual meeting of stockholders or until their successors are elected and qualified. Our Bylaws provide that the number of directors shall be fixed by the Board of Directors. The Board of Directors is now comprised of five members, as fixed by the Board of Directors. The nominees for consideration by holders of common stock are identified below under "Management".

     Proxies for shares of common stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the nominees named below unless authorization is withheld on the proxy. We do not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by us.

     The enclosed form of proxy provides a means for holders of common stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of common stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by us. The withholding of authority or abstention or broker nonvotes will have no effect upon the election of directors by holders of common stock because under Delaware law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock will constitute a quorum. The shares held by each holder of common stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting. Abstentions and broker nonvotes will be included for purposes of determining the presence of a quorum.

     The Board of Directors recommends a vote FOR the nominees to the Board of
                                              ---
Directors identified below.

                                  MANAGEMENT


Director Nominees and Executive Officers

     The following table provides information as of March 31, 2000, with respect to each of our nominees for director and each executive officer:

                                                                                Served as Executive
                                                                                    Officer or
       Name                            Age                Position                Director Since
       ----                            ---                --------              -------------------

                                        Director Nominees
B. Michael Adler/(1)/                  52            Chairman and Chief                 1996
                                                     Executive Officer

Michael R. Lanham                      46            Director, President,               1998
                                                     Chief Operating Officer
                                                     and Secretary

E. Denton Jones/(1)(2)/                48            Director                           1999

Hugh E. Humphrey, Jr./(1)(2)/          74            Director                           1996

Nabil N. El-Hage/(1)(2)/               41            Director                           1999

                                     Other Executive Officers

Mark C. Levy                           46            Chief Financial Officer            1999
                                                     and Treasurer

--------------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

     B. Michael Adler is the founder of WorldQuest and has been our Chairman of the Board and Chief Executive Officer since our inception in 1996. Mr. Adler is a director of Intellicall, Inc., a publicly traded manufacturer of pay phones and call processing equipment (American Stock Exchange symbol "ICL"). Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. For approximately the last five years until July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that installed and owns a wireless pay phone network in Sri Lanka. For approximately the last four years, he has been the Chief Executive Officer of Eagle Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC.

     Michael R. Lanham joined WorldQuest in December 1998 as a director and the President and Chief Operating Officer. Mr. Lanham was the acting Chief Financial Officer from December 1998 until July 19, 1999. From June 1997 to December 1998, he provided management consulting services to Stratton Voice and Data, a telephone and data integration company. Mr. Lanham was a member of the founding group of MultiTechnology Services Corporation, a competitive local exchange carrier, and served as Chief Executive Officer from May 1991 until June 1997.

     E. Denton Jones has been Chairman of the Board and Chief Executive Officer of New York City Telecommunications Company, Inc., a privately held telecommunications company, since he co-founded it in June 1993. Mr. Jones has been involved in the telecommunications industry since 1984 and owned or operated several privately held telecommunications companies during that time prior to co-founding New York City Telecommunications. These companies were Altus Communications, Inc., MSC Services, Inc., MSC National, Inc. and NYLT, Inc. (which was formerly known as New York Local Telephone, Inc.). He has been a director of WorldQuest since July 1999.

     Hugh E. Humphrey, Jr. has been President, Chief Executive Officer and Chairman of the Board of Algiers Bancorp, Inc., a publicly traded savings and loan holding company based in New Orleans, Louisiana (trading symbol "ALGC"), since 1996 and has been President since 1996 and Chief Executive Officer since 1984 of Algiers Homestead Association, the subsidiary of Algiers Bancorp, Inc. He has been a director of WorldQuest since 1996.

     Nabil N. El-Hage has been Chairman of the Board, President and Chief Executive Officer of Jeepers! Inc., an owner and operator of 29 family-oriented indoor amusement facilities throughout the United States, since January 1995. From December 1993 to December 1994, Mr. El-Hage was associated with Advent International Corporation, a private equity investment firm in Boston, Massachusetts. He has been a director of WorldQuest since December 1999.

     Mark C. Levy joined WorldQuest in July 1999 as the Chief Financial Officer and Treasurer. For the past five years before joining us, he was engaged in financial management consulting services from September 1998 until July 1999 for his own firm, Levy & Associates, was Vice President and Controller from August 1996 until August 1998 of Darling International, Inc., a recycling company, Vice President and Controller from April 1995 until August 1996 of Staffing Resources, Inc., a staffing services and consulting company, and Vice President Financial Services from March 1993 until April 1995 of MBNA Information Services, Inc., a credit card processing company.

     Our Board of Directors has an Audit Committee and Compensation Committee. We do not have a nominating committee.

     The Compensation Committee is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. Its current members are Messrs. Adler, El-Hage and Jones. It did not take any actions by written consent or hold any meetings in 1999.

     The Audit Committee reviews financial press releases and earnings reports, recommends to the Board the independent public accountants to be used by us, reviews with our independent auditors any management letters or other reports which such independent auditors deem necessary to be communicated to us or the Audit Committee, and reviews with our independent auditors the adequacy of our internal accounting controls. Its current members are Messrs. Humphrey, El-Hage and Jones. The Audit Committee did not take any actions by written consent or hold any meetings in 1999.

     Our Board of Directors held no meetings during 1999 but took 15 actions by written consent. We pay our non-employee directors annual compensation of $20,000 for their services. In addition, non-employee directors receive a fee of $1,000 for each meeting attended. Non-employee directors attending any committee meeting receive an additional fee of $1,000 for each committee meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors, in which case they receive no additional compensation for attending the committee meeting. Non-employee directors are also reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. Our officers who are directors are not paid any director fees. Each member of our Board has been granted options to purchase 25,000 shares of common stock under our Stock Option Plan, and each new director will be granted options to purchase 25,000 shares of common stock under the Stock Option Plan concurrently with his or her initial election to the Board. Our Board may also grant discretionary options to directors, in addition to the foregoing options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by us, we are not aware of any failure by any officer, director or beneficial owner of more than 10% of our common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1999.

Certain Transactions

     Effective at our formation in October 1996, Eagle Venture Capital, LLC contributed $1,000 and various tangible and intangible assets to us in exchange for 100% of our outstanding common stock. The assets had a book value of approximately $184,000, which was determined to be the fair value of the assets by B. Michael Adler, our Chairman of the Board, who was also our only director at the time. Mr. Adler also owns 94% of Eagle Venture. The contributed assets had an initial cost to Eagle Venture of approximately $230,000. We also assumed an existing real estate lease from which premises we initially conducted operations. This lease expired in April 1997 and provided for monthly rental payments of approximately $4,000. During the first quarter of 1997, Eagle Venture contributed an additional $316,000 in cash to us as additional equity without requiring any additional shares of common stock to be issued to it.

     We have a credit facility with Eagle Venture to provide loans to us of up to $2.5 million at an annual interest rate of 8%. The outstanding amount owed to Eagle Venture by us at December 31, 1999 was $2.0 million and at December 31, 1998 was $1.7 million. In May 1999, we amended this credit facility to convert $1.1 million to a term loan with interest and principal payable in May 2002. Eagle Venture also agreed at such time to convert $200,000 of the loan into 60,061 shares of our common stock, at a conversion price of $3.33 per share. On February 10, 2000, we paid $780,000 of the principal balance, and $87,647 of the accrued interest, on the line of credit. As of March 1, 2000, we have drawn none of the $1.4 million line of credit with Eagle Venture, which is payable on demand. If no demand is made, interest on the outstanding line of credit is payable monthly until May 2002, when the entire loan is due.

     In December 1998, we entered into a written agreement with WorldQuest Communications, Inc. and Eagle Venture which formalized an earlier oral agreement relating, among other things, to the grant of a license to us and Eagle Venture by WorldQuest Communications of the name "WorldQuest." Pursuant to this agreement, Eagle Venture also acknowledged its prior oral agreement to transfer, and caused the transfer of, 300,000 shares of our common stock owned by it to WorldQuest Communications in consideration of WorldQuest Communications canceling approximately $100,000 owed by Eagle Venture to WorldQuest Communications. As part of this transaction, E. Denton Jones also cancelled $150,000 owed to him by Eagle Venture, which Eagle Venture also had funded to us as equity or as a loan. Mr. Jones, one of our directors, beneficially owns 99% of WorldQuest Communications. Eagle Venture also contributed to us at our inception the right to use the name "WorldQuest".

     We entered into a Joint Venture Agreement with BDC, LLC, a Nevada limited liability company owned by E. Denton Jones, in April 1999 to fund the installation of one Internet gateway in each of Sri Lanka, Mexico and India. BDC contributed $50,000 to the joint venture and we agreed to be responsible for obtaining the Internet gateways and for installing and operating them. We are entitled to 60% of the profits and losses from the operation of these three gateways and BDC is entitled to 40%. As of December 31, 1999, no payments have accrued to the benefit of, or been paid to, BDC.

     During January 1999 and during 1998 and 1997, Robert M. Adler, Jr., B. Michael Adler's brother, performed sales and marketing consulting services to us relating to our facsimile transmission services. We paid him $5,500 during 1999, $61,500 during 1998 and $44,000 during 1997 for these consulting services.

Executive Compensation

Summary Compensation Table

     The following table sets forth information concerning the annual and long-term compensation earned by our Chief Executive Officer and each executive officer who had an annual salary and bonus during fiscal 1999 exceeding $100,000. We refer to these individuals collectively as the Named Executive Officers.

                                                                                                        Long Term
                                                                                                       Compensation
                                                                      Annual Compensation                 Awards
                                                                   --------------------------             ------
                                                                                                        Securities
                                                                                 Other annual           Underlying
          Name and principal position                           Salary($)       compensation($)           Options
          ---------------------------                           ---------       ---------------          ---------
B. Michael Adler, Chief Executive Officer                       $ 35,166        $       --                  5,000

Michael R. Lanham, President, Chief Operating Officer            125,430                --                 10,000
 and Secretary


  B. Michael Adler, Michael R. Lanham and Mark C. Levy currently receive annual salaries of $175,000, $125,000 and $120,000, respectively. We do not have employment agreements with any of these officers relating to the payment of their salaries or any other matter. Their salaries will be reviewed by the Compensation Committee annually, who will make recommendations to the Board of Directors for any adjustments. Adjustments will be based on our performance and condition, the officer's performance and such other criteria deemed pertinent by the Compensation Committee.


Option Grants

  The following table provides certain summary information concerning shares of common stock represented by stock options granted to each of the Named Executive Officers during fiscal year 1999.

                                                                  Percentage of Total
                                                                  Options Granted to       Exercise      Expiration
                                          Number of Securities    Employees in Fiscal       Price           Date
                                           Underlying Options            Year               -----           ----
                                         ---------------------   ----------------------

B. Michael Adler                                5,000                     3.3               $13.00        10/28/06

Michael R. Lanham                              10,000                     6.6               $13.00        10/28/06

Fiscal Year-End Option Values

  The following table provides information concerning the shares of common stock represented by outstanding stock options held by each of the Named Executive Officers on December 31, 1999.

                                        Number of Securities
                                       Underlying Unexercised               Value of Unexercised
                                             Options at                    in-the-Money Options at
                                         December 31, 1999                    December 31, 1999
                                         -----------------                    -----------------
                                   Exercisable     Unexercisable         Exercisable   Unexercisable
                                  --------------  ---------------       -------------  -------------
B. Michael Adler                       5,000            5,000           $   60,000     $      --

Michael R. Lanham                    167,867           10,000            1,623,274            --

  Options for 167,867 shares of common stock granted to Michael R. Lanham vested on the closing of our initial public offering.

     There was no public market for the common stock at December 31, 1999. Accordingly, the values of unexercised in-the-money options have been calculated by determining the difference between the initial public offering price of $13.00 per share and the per share exercise price of the options.

     No options were exercised by the Named Executive Officers during fiscal year 1999.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2000, by each stockholder known to us to own beneficially more than five percent of our outstanding Common Stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to us by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table.

     Eagle Venture Capital, LLC is the record and beneficial owner of 2,666,478 of the shares shown in the table below. B. Michael Adler owns a controlling interest in Eagle Venture and is also deemed to beneficially own these shares. The share ownership for Mr. Adler also includes a vested option to purchase 5,000 shares and unvested options to purchase 20,000 shares. WorldQuest Communications, Inc. is the record and beneficial owner of 360,000 of the shares reflected below, but E. Denton Jones beneficially owns 99% of the outstanding capital stock of WorldQuest Communications, Inc. and is also deemed to beneficially own these shares. The ownership for Mr. Jones also reflects 10,000 shares owned by five children of Mr. Jones and 1,000 shares owned by a company with respect to which he shares investment and dispositive power, as well as unvested options to purchase 25,000 shares. Mr. Jones is also deemed to beneficially own these shares. Michael R. Lanham's beneficial ownership below includes vested options to purchase 167,867 shares, and unvested options to purchase 25,000 shares. Mark C. Levy's beneficial ownership below includes options to purchase 100,000 shares granted effective July 19, 1999, which vest 20%, 30% and 50% on the first, second and third anniversaries of the date of grant. Hugh E. Humphrey, Jr. owns a vested option to purchase 5,000 shares and unvested options to purchase 20,000 shares. Nabil N. El-Hage owns unvested options to purchase 25,000 shares.



                                                                       Shares
                                                                    beneficially           Percentage of
Name and address of beneficial owner                                   owned                shares owned
------------------------------------                                   -----                -------------
B. Michael Adler                                                     2,691,478                   42.2%
   16990 Dallas Parkway, Suite 220
   Dallas, Texas 75248

E. Denton Jones                                                        396,000                    6.2
   The Claridge, Suite 18D
   3510 Turtle Creek Blvd.
   Dallas, Texas 75219

Michael R. Lanham                                                      193,167                    2.9
   16990 Dallas Parkway, Suite 220
   Dallas, Texas 75248

Mark C. Levy                                                           100,150                    1.6
   16990 Dallas Parkway, Suite 220
   Dallas, Texas 75248

Hugh E. Humphrey, Jr.                                                   25,000                      *
   No. 1 Westbank Expressway
   New Orleans, Louisiana 70174

Nabil N. El-Hage                                                        25,000                      *
   60 Hickory Drive
   Waltham, Massachusetts 02451

All directors and
 executive officers
 as a group (6 persons)                                              3,430,795                   50.8

_____________
* Less than 1%


                        STOCKHOLDER PROPOSALS FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders must be received by us at our principal executive office at 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248, by December 19, 2000 for inclusion in our proxy statement and form of proxy relating to the 2001 annual meeting of stockholders.

     In addition, our Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders' meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our President regarding such nominations or other business. To be timely, a notice must be delivered to the President in writing at our principal executive offices no earlier than January 1 of the year in which such annual meeting will be held and not later than February 15 of the year in which such annual meeting will be held.

     Accordingly, a stockholder who intends to present a proposal at the 2001 annual meeting of stockholders without inclusion of the proposal in our proxy materials for the 2001 annual meeting must provide written notice of the nomination or other business they wish to propose to our President no earlier than January 1, 2001 and not later than February 15, 2001. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     Ernst & Young LLP served as our principal independent public accountants for 1999, and has been selected by us to serve in 2000. Representatives of Ernst & Young LLP are expected to be present at the 2000 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                           EXPENSES OF SOLICITATION


     The cost of solicitation of proxies in the accompanying form will be paid by the Company, including reimbursement to brokerage houses, brokers, custodians, nominees and other fiduciaries for their expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies by telephone, telegram or personal interviews.

                                    By Order of the Board of Directors

                                    Michael R. Lanham
                                    Secretary


April 13, 2000

                              Common Stock Proxy

                           WorldQuest Networks, Inc.

   This Common Stock Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of WorldQuest Networks, Inc. (the "Company") to be held at the DoubleTree Hotel - Lincoln Center, located at 5410 LBJ Freeway, Dallas, Texas 75240, beginning at 9:00 a.m., Dallas time, and the Proxy Statement in connection therewith and (2) appoints B. Michael Adler and Michael R. Lanham, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

   The undersigned directs that the undersigned's proxy be voted as follows:

   1. ELECTION OF  [_] FOR all nominees listed below   [_] WITHHOLD AUTHORITY
      DIRECTORS        (except as marked to the            to vote for all
                       contrary below)                     nominees listed below

      B. Michael Adler, Michael R. Lanham, E. Denton Jones, Hugh E. Humphrey, Jr. and Nabil N. El-Hage

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

   _____________________________________________________________________________

   2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

   This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above.

   The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

   If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

   Please date, sign and mail this proxy in the enclosed envelope.

                                        Date __________________ ____, 2000


                                        _______________________________________
                                              Signature of Stockholder


                                        _______________________________________
                                              Signature of Stockholder

                                        Please date this proxy and sign your
                                        name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.